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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WWF1)

                           PARK PLACE SECURITIES, INC.
             (Exact name of registrant as specified in its charter)
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         DELAWARE                   333-118640-03            34-1993512
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)       Identification Number)


1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                        92868
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (714) 541-9960


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                                       2


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01       ACQUISITION OR DISPOSITION OF ASSETS
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Description of the Certificates and the Mortgage Pool

         On November 12, 2004, a series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WWF1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer (the "Master Servicer"), Wachovia Bank, National Association as trustee (the "Trustee) and Wells Fargo Bank, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of twenty four classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-1C Certificates", "Class A-1D Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates" "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates" "Class CE Certificates", "Class P Certificates", "Class A-IO-S Certificates", "Class R Certificates", and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $3,487,692,000 as of November 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 8, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, the Class A-1B Certificates, the Class A-1C Certificates, Class A-1D Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3


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Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class
M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Goldman Sachs & Co. (the "Underwriters"), pursuant to an Underwriting Agreement, dated November 8, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

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                                       4


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


               ORIGINAL                                                            ORIGINAL
             CERTIFICATE                               PROCEEDS                   CERTIFICATE                             PROCEEDS
              PRINCIPAL     PRICE TO   UNDERWRITING     TO THE                     PRINCIPAL    PRICE TO   UNDERWRITING   TO THE
 CLASS        BALANCE(1)     PUBLIC     DISCOUNT     DEPOSITOR(2)     CLASS       BALANCE(1)    PUBLIC      DISCOUNT    DEPOSITOR(2)
----------  --------------  ---------  ------------  ------------  -------------  ------------  ---------- ------------ ------------
Class A-1A  $  600,000,000  100.0000%       0.2500%      99.7500%  Class M-3....  $ 64,500,000   100.0000%     0.2500%      99.7500%

Class A-1B  $  363,308,000  100.0000%       0.2000%      99.8000%  Class M-4....  $109,650,000   100.0000%     0.2500%      99.7500%

Class A-1C  $1,000,000,000  100.0000%       0.1900%      99.8100%  Class M-5....  $ 73,100,000   100.0000%     0.2500%      99.7500%

Class A-1D  $  225,000,000  100.0000%       0.2500%      99.7500%  Class M-6....  $ 55,900,000   100.0000%     0.2500%      99.7500%

Class A-2   $  364,728,000  100.0000%       0.2000%      99.7500%  Class M-7....  $ 68,800,000   100.0000%     0.2500%      99.7500%

Class A-3   $   91,182,000  100.0000%       0.2500%      99.7500%  Class M-8....  $ 47,300,000   100.0000%     0.2500%      99.7500%

Class A-5   $   69,474,000  100.0000%       0.2500%      99.7500%  Class M-9....  $ 55,900,000   100.0000%     0.2500%      99.7500%

Class M-1   $   43,000,000  100.0000%       0.2500%      99.7500%  Class M-10...  $ 34,400,000    87.9715%     0.2500%      87.7215%

Class M-2   $  221,450,000  100.0000%       0.2500%      99.7500%


         The Certificates, other than the Class A-4, the Class M-11, the Class A-1O-S, the Class CE, the Class P, the Class R and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 8, 2004 (the "Prospectus Supplement"), and the Prospectus, dated November 8, 2004. The Class A-4, the Class M-11, the Class A-1O-S, the Class CE, the Class P, the Class R and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


               Exhibit No.                       Description
               ----------                        -----------
                   4.1 Pooling and Servicing Agreement, dated as of November 1, 2004, by and among Park Place Securities, Inc. as Depositor, Park Place Securities, Inc. as Master Servicer, Wachovia Bank, National Association as Trustee and Wells Fargo Bank, N.A. as Trust Administrator relating to the Series 2004-WWF1 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 29, 2004


                                   PARK PLACE SECURITIES, INC.


                                   By: /s/ John P. Grazer
                                      ------------------------
                                   Name: John P. Grazer
                                   Title: CFO

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                                INDEX TO EXHIBITS
                                -----------------


                                                                  Sequentially
Exhibit No.                 Description                           Numbered Page
----------                  -----------                           -------------
    4.1       Pooling and Servicing Agreement, dated as of              7
              November 1, 2004, by and among Park Place
              Securities, Inc. as Depositor, Park Place
              Securities, Inc. as Master Servicer,
              Wachovia Bank, National Association as
              Trustee and Wells Fargo Bank, N.A. as Trust
              Administrator relating to the Series
              2004-WWF1 Certificates.

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                                   Exhibit 4.1